UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2017

Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

TABLE OF CONTENTS

Item 5.07    Submission of Matters to a Vote of Security Holders.
Item 8.01    Other Events.
Item 9.01    Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 News Release Dated May 25, 2017

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 25, 2017, the Company held its regular Annual Meeting of Stockholders. The stockholders considered four proposals. The results of the voting were as follows:

Proposal 1: Election of Nine Directors for a One-Year Term.

	Shares Voted For	Shares Voted Against	Abstained	Broker Non-Votes
David Aldrich	26,961,370	12,538,301	97,253	1,072,391
Lance C. Balk	26,752,608	12,748,483	95,833	1,072,391
Steven W. Berglund	26,961,740	12,537,930	97,254	1,072,391
Judy L. Brown	26,974,201	12,526,890	95,833	1,072,391
Bryan C. Cressey	24,890,428	14,610,662	95,834	1,072,391
Jonathan C. Klein	25,774,838	13,726,253	95,833	1,072,391
George Minnich	26,962,343	12,538,747	95,834	1,072,391
John M. Monter	21,359,280	18,141,811	95,833	1,072,391
John S. Stroup	25,487,777	14,013,514	95,633	1,072,391

Proposal 2: Ratification of Ernst & Young as Independent Registered Public Accountant.

For	Against	Abstain
39,554,156	1,023,023	92,136

Proposal 3: Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
38,513,677	972,008	111,239	1,072,391

Proposal 4: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation.

Every Year	Every Two Years	Every Three Years	Abstain
34,105,483	6,378	5,389,883	95,180

After considering the results of the stockholder advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined that it will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on executive compensation.

Item 8.01    Other Events

On May 25, 2017, the Company’s Board of Directors authorized a new share repurchase program (the “Repurchase Program”), pursuant to which the Company may repurchase , from time to time in private transactions, open market purchases, or other means up to an aggregate of $200 million of its common stock in accordance with applicable securities laws and other restrictions. The Company may limit or terminate the Repurchase Program at any time, but the authorization is of an open ended term.

A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.        Description

99.1        News Release Dated May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: May 26, 2017	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President, Legal, General
Counsel and Corporate Secretary